                                                                 EXHIBIT 10.26.1



               FIRST AMENDMENT (this "Amendment"), dated as of September 17, 2001, to the Credit Agreement dated as of September 20, 1999, as Amended and Restated as of October 20, 2000 (the "Credit Agreement"), among Cricket Communications Holdings, Inc., Cricket Communications, Inc., the Lenders party thereto and Lucent Technologies Inc., as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        WHEREAS Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended in certain respects, and the Required Lenders and the Administrative Agent are willing to amend such provisions on the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.    Amendments.

        (a) Article V of the Credit Agreement is hereby amended by inserting the following additional Section at the end of such Article:

               SECTION 5.17. Additional Capital Contribution. After September 11, 2001, Holdings shall receive from Parent, as an equity investment by Parent into Holdings, and Holdings shall contribute to Borrower, as an equity investment by Holdings into Borrower, $140,000,000 in cash on or before the third Business Day after Parent completes the sale of FCC licenses for 10MHZ of C-Block spectrum covering the Salt Lake City and Provo, Utah BTAs and receives the net proceeds therefrom. Notwithstanding the foregoing, at least $70,000,000 in cash of the sum referenced in the first sentence of this Section 5.17 shall be so received as an equity investment by Holdings from Parent, and shall be so contributed as an equity investment by Holdings into Borrower, on or before December 15, 2001 regardless of whether or not Parent has completed by said date the sale of FCC licenses for 10MHZ of C-Block spectrum covering the Salt Lake City and Provo, Utah BTAs and has received the net proceeds therefrom.

        (b) Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

               SECTION 6.15. Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

          -------------------------------------------------------------
          Year                                      Amount
          -------------------------------------------------------------
          2000                           $    396,000,000
          -------------------------------------------------------------
          2001                           $  1,004,000,000
          -------------------------------------------------------------

          -------------------------------------------------------------
          2002                           $  110,000,000 plus the
                                         excess, if any, of
                                         (i) $1,004,000,000 minus
                                         (ii) the aggregate amount of
                                         Capital Expenditures made by
                                         the Borrower and its
                                         Subsidiaries in fiscal year
                                         2001
          -------------------------------------------------------------
          2003                           $  180,000,000
          -------------------------------------------------------------
          2004 and thereafter            $  100,000,000
          -------------------------------------------------------------

        (c) Section 6.21 of the Credit Agreement is hereby amended to read in its entirety as follows:

               (a) SECTION 6.21 Minimum Gross Revenue. (a) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal quarter ending on a date set forth below to be less than the amount set forth below opposite such date:

          -------------------------------------------------------------
          Fiscal Quarter Ending                       Amount
          -------------------------------------------------------------
          December 31, 1999                       $ 1,330,000
          -------------------------------------------------------------
          March 31, 2000                          $ 2,300,000
          -------------------------------------------------------------
          June 30, 2000                           $ 4,900,000
          -------------------------------------------------------------
          September 30, 2000                      $ 6,300,000
          -------------------------------------------------------------
          December 31, 2000                      $ 17,100,000
          -------------------------------------------------------------
          March 31, 2001                         $ 25,000,000
          -------------------------------------------------------------
          June 30, 2001                          $ 40,000,000
          -------------------------------------------------------------
          September 30, 2001                     $ 60,000,000
          -------------------------------------------------------------
          December 31, 2001                      $100,000,000
          -------------------------------------------------------------
          March 31, 2002                         $120,000,000
          -------------------------------------------------------------
          June 30, 2002                          $140,000,000
          -------------------------------------------------------------
          September 30, 2002                     $160,000,000
          -------------------------------------------------------------
          December 31, 2002                      $180,000,000
          -------------------------------------------------------------
          March 31, 2003                         $195,000,000
          -------------------------------------------------------------
          June 30, 2003                          $210,000,000
          -------------------------------------------------------------
          September 30, 2003                     $220,000,000
          -------------------------------------------------------------
          December 31, 2003                      $240,000,000
          -------------------------------------------------------------

               (b) The Borrower will not permit the consolidated revenue of the Borrower and the Subsidiary Loan Parties during any fiscal year ending on a date set forth below to be less than the amount set forth below opposite such date:

          Fiscal Year Ending                                Amount
          ------------------                                ------
          December 31, 2004                             $1,060,000,000
          December 31, 2005                             $1,160,000,000
          December 31, 2006 and thereafter              $1,260,000,000

        Section 2. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that
(a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, (b) as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (c) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement, other than those expressly made as of a specific date, are true and correct in all material respects as if made on the date hereof.

        Section 3. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") as of the date first set forth above only upon the occurrence of the following conditions precedent:

               (a) the Administrative Agent shall have received from Holdings, the Borrower and the Required Lenders duly executed counterparts of this Amendment,

               (b) Each of the Ericsson Credit Agreement and the Nortel Credit Agreement (as such terms are defined in the Intercreditor Agreement) shall have been amended so that Sections 5.18, 6.15 and 6.21 of such agreements shall be substantively the same as Sections 5.17, 6.15 and 6.21 of the Credit Agreement, as amended hereby;

               (c) the Administrative Agent shall have received all amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out of pocket expenses of the Administrative Agent (including, without limitation, the reasonable fees of Cravath, Swaine & Moore, counsel for the Administrative Agent) in connection with the preparation of this Amendment; and

               (d) Borrower shall have delivered a copy of this Amendment, executed by each of the parties hereto, to the administrative agent under each of the Nortel Credit Agreement and the Ericsson Credit Agreement, and the Administrative Agent shall have received from Borrower written notice that such deliveries have occurred.

        Section 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        Section 5. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        Section 6. Changes in GAAP. The parties hereto acknowledge that the amendments to Section 6.21 of the Credit Agreement set forth herein are being made primarily to eliminate the effect of the changes in GAAP implemented by:

               (a) Emerging Issue Task Force Issue No. 00-14, "Accounting for Certain Sales Incentives," and

               (b) Emerging Issue Task Force Issue No. 00-22, "Accounting for 'Points' and Certain Other Time-Based or Volume-Based Sales Incentive Offers, and Offers for Free Products or Services to Be Delivered in the Future"

on the operation of such Section 6.21 and, accordingly, the proviso to Section
1.04 of the Credit Agreement shall no longer apply with respect to the effect of such changes in GAAP on such Section 6.21.

        Section 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

        Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CRICKET COMMUNICATIONS HOLDINGS, INC.          CRICKET COMMUNICATIONS, INC.


By:       /s/ Tom Willardson                   By:       /s/ Tom Willardson
          ------------------------------                 ------------------------------
Name:     Thomas D. Willardson                 Name:     Thomas D. Willardson
          ------------------------------                 ------------------------------
Title:    Sr. Vice President, Finance &        Title:    Sr. Vice President, Finance &
          ------------------------------                 ------------------------------
          Treasurer                                      Treasurer
          ------------------------------                 ------------------------------

LUCENT TECHNOLOGIES INC.                       INSURED SPECIAL PURPOSE TRUST

By:       /s/ Janis E. Kersten                 By:
          ------------------------------                 ------------------------------
Name:     Janis E. Kersten                     Name:
          ------------------------------                 ------------------------------
Title:    Senior Manager, North America        Title:
          ------------------------------                 ------------------------------
          Customer Finance
          ------------------------------

BATTERY PARK CDO, LIMITED                      CLYDESDALE CDO I, LTD.


By:                                            By:
          ------------------------------                 ------------------------------
Name:                                          Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------

CREDIT SUISSE FIRST BOSTON                     DLJ CAPITAL FUNDING I

By:       /s/ Robert Healey                    By:       /s/ Robert Healey
          ------------------------------                 ------------------------------
Name:     Robert Healey                        Name:     Robert Healey
          ------------------------------                 ------------------------------
Title:    Director                             Title:    Director
          ------------------------------                 ------------------------------

DLJ CBO                                        FIRST DOMINION FUNDING I

By:                                            By:
          ------------------------------                 ------------------------------
Name:                                          Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------

GOLDEN TREE HIGH YIELD OPPORTUNITIES I,        SUNAMERICA LIFE INSURANCE COMPANY
L.P.

By:       /s/ Frederick S. Haddad              By:       /s/ John G. Lapham, III
          ------------------------------                 ------------------------------
Name:     Frederick S. Haddad                  Name:     John G. Lapham, III
          ------------------------------                 ------------------------------
Title:                                         Title:    Authorized Agent
          ------------------------------                 ------------------------------

GOLDMAN -- HIGH YIELD CAPITAL MARKETS          LEHMAN COMMERCIAL PAPER INC.

By:                                            By:
          ------------------------------                 ------------------------------
Name:                                          Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------

PAM CAPITAL FUNDING LP                         PAMCO CAYMAN LTD.
    By: Highland Capital Management, LP             By: Highland Capital Management, LP
    as Collateral Manager                           as Collateral Manager

By:       /s/ Todd Travers                     By:       /s/ Todd Travers
          ------------------------------                 ------------------------------
Name:     Todd Travers                         Name:     Todd Travers
          ------------------------------                 ------------------------------
Title:    Senior Portfolio Manager,            Title:    Senior Portfolio Manager,
          ------------------------------                 ------------------------------
          Highland Capital Management,                   Highland Capital Management,
          ------------------------------                 ------------------------------
          L.P.                                           L.P.
          ------------------------------                 ------------------------------

ML CBO IV (CAYMAN) LTD.                        HIGHLAND LEGACY LIMITED
    By: Highland Capital Management, LP             By: Highland Capital Management, LP
    as Collateral Manager                           as Collateral Manager

By:       /s/ Todd Travers                     By:       /s/ Todd Travers
          ------------------------------                 ------------------------------
Name:     Todd Travers                         Name:     Todd Travers
          ------------------------------                 ------------------------------
Title:    Senior Portfolio Manager,            Title:    Senior Portfolio Manager,
          ------------------------------                 ------------------------------
          Highland Capital Management,                   Highland Capital Management,
          ------------------------------                 ------------------------------
          L.P.                                           L.P.
          ------------------------------                 ------------------------------

SOCIETE GENERALE                               STEIN ROE & FARNHAM INCORPORATED AS
                                               AGENT FOR KEYPORT LIFE INSURANCE COMPANY

By:       /s/ Robert G. Robin                  By:       /s/ James R. Fellows
          ------------------------------                 ------------------------------
Name:     Robert G. Robin                      Name:     James R. Fellows
          ------------------------------                 ------------------------------
Title:    Vice President                       Title:    Sr. Vice President & Portfolio
          ------------------------------                 ------------------------------
                                                         Manager
                                                         ------------------------------

STEIN ROE FLOATING RATE LIMITED                STEIN ROE & FARNHAM CLO I  LTD., BY
LIABILITY COMPANY                              STEIN ROE & FARNHAM INCORPORATED AS
                                               PORTFOLIO MANAGER

By:       /s/ James R. Fellows                 By:       /s/ James R. Fellows
          ------------------------------                 ------------------------------
Name:     James R. Fellows                     Name:     James R. Fellows
          ------------------------------                 ------------------------------
Title:    Senior Vice President                Title:    Sr. Vice President & Portfolio
          ------------------------------                 ------------------------------
                                                         Manager
                                                         ------------------------------


LIBERTY-STEIN ROE ADVISOR FLOATING RATE        STRONG HIGH YIELD BOND FUND
ADVANTAGE FUND

By:       /s/ James R. Fellows                 By:
          ------------------------------                 ------------------------------
Name:     James R. Fellows                     Name:
          ------------------------------                 ------------------------------
Title:    Sr. Vice President & Portfolio       Title:
          ------------------------------                 ------------------------------
          Manager
          ------------------------------

BEARS STEARNS, INC.                            CREDIT SUISSE FIRST BOSTON INTERNATIONAL

By:                                            By:
          ------------------------------                 ------------------------------
Name:                                          Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------

CANPARTNERS INVESTMENTS IV, LLC                FRANKLIN FLOATING RATE TRUST

By:                                            By:
          ------------------------------                 ------------------------------
Name:                                          Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------

MARATHON SPECIAL OPPORTUNITY FUND              GOLDMAN SACHS CREDIT PARTNERS, LP

By:                                            By:
          ------------------------------                 ------------------------------
Name:                                          Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------

GOLDEN TREE HIGH YIELD MASTER FUND, LTD.       VAN KAMPEN SENIOR INCOME TRUST
                                                    By: Van Kampen Investment Advisory
                                                    Corp.

By:       /s/ Frederick S. Haddad              By:
          ------------------------------                 ------------------------------
Name:     Frederick S. Haddad                  Name:
          ------------------------------                 ------------------------------
Title:                                         Title:
          ------------------------------                 ------------------------------


SUTTER CBO 2000-2 LTD

By:       /s/ Peta Swidler
          ------------------------------
Name:     Peta Swidler
          ------------------------------
Title:    Vice President
          ------------------------------